UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 13, 2008

KIDVILLE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-130110	76-0763470
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

163 E. 84th Street New York, NY (Address of Principal Executive Offices)	10028 (Zip Code)

Registrant’s telephone number, including area code:  (212) 772-8435

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On August 11, 2008 Kidville, Inc., formerly known as Longfoot Communications Corp. (“Kidville” or the “Company” or “we” or “our” or “us”), filed a Current Report on Form 8-K (the “8-K”) in connection with the consummation of its acquisition of Kidville Holdings, LLC pursuant to that certain Merger Agreement, dated July 14, 2008, by and among the Company, Kidville Holdings, LLC and Kidville Merger Corp., Inc., our wholly-owned subsidiary (“Merger Sub”). In accordance with the Merger Agreement, Kidville Holdings, LLC merged with and into Merger Sub (the “Merger”), with Kidville Holdings, LLC as the surviving corporation and as our wholly-owned subsidiary.

The consolidation effected by the Merger has been accounted for as a reverse acquisition wherein Kidville Holdings, LLC has been treated as the acquirer for accounting purposes since its former owners now control the combined enterprise. Prior to July 14, 2008, the Kidville Holdings, LLC business comprised nine separate limited liability companies, all of which were affiliated through common ownership.  On July 14, 2008, each of such companies was brought under the common ownership of Kidville Holdings, LLC (the “Rollup”).   The Kidville financial statements contained in the 8-K set forth financial information for such companies on a combined basis for the quarter ended March 31, 2008.  The Company is filing an amendment to the 8-K to set forth financial information for such companies on a combined basis for the six-month period ended June 30, 2008.

The financial statements included in Item 9.01 of this Current Report on Form 8-K/A are incorporated by reference in to Items 13 and 15 of the Form 10 disclosures set forth in the 8-K.

Item 9.01.    Financial Statements and Exhibits.

(a) Financial statements of business acquired.

(b) Pro forma financial information.

INDEX TO FINANCIAL STATEMENTS

	Page
Financial Statements of Kidville, NY, LLC and Affiliates

Combined Financial Statements for the Six Months Ended June 30, 2008 and 2007 (Unaudited)

Report of Independent Registered Public Accounting Firm	F-	1

Combined Balance Sheets as of June 30, 2008 and 2007	F-	2

Combined Statements of Operation for the Six Months Ended June 30, 2008 and 2007	F-	3

Combined Statements of Changes in Members’ Equity (Deficiency) for the Six Months Ended June 30, 2008 and 2007	F-	4

Combined Statements of Cash Flows for the Six Months Ended June 30, 2008 and 2007	F-	5

Notes to Combined Financial Statements for the Six Months Ended June 30, 2008 and 2007	F-	7

Pro Forma Financial Information

Condensed Pro Forma Balance Sheet as of June 30, 2008 (Unaudited)	F-	18

Condensed Pro Forma Statement of Operations for the six months ended June 30, 2008 (Unaudited)	F-	20

Notes to the Condensed Pro Forma Financial Statements (Unaudited)	F-	21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members
Kidville, NY, LLC and Affiliates

We have reviewed the accompanying combined balance sheets of Kidville, NY, LLC and Affiliates as of June 30, 2008 and 2007, and the related combined statements of operations, changes in members' equity (deficiency) and cash flows for the six months then ended. These combined financial statements are the responsibility of the Companies' management.

We conducted our reviews in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board, the objective of which is the expression of an opinion regarding the financial statements taken as a whole.  Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying interim combined financial statements for them to be in conformity with accounting principles generally accepted in the United States of America.

/s/ Friedman LLP

New York, New York
October 20, 2008

KIDVILLE, NY, LLC AND AFFILIATES

COMBINED BALANCE SHEETS

	June 30,
	2008	2007
ASSETS
Current assets
Cash	$465,202	$352,016
Inventories	190,618	98,327
Due from members	-	6,358
Prepaid merger costs	244,620	-
Prepaid expenses and other current assets	566,240	565,090
Total current assets	1,466,680	1,021,791

Property and equipment - at cost, less accumulated
depreciation and amortization	6,343,323	5,560,271
Software and website development costs - at cost,
less accumulated amortization	304,880	11,390
Other assets	49,427	104,818
	$8,164,310	$6,698,270

LIABILITIES AND MEMBERS' DEFICIENCY
Current liabilities
Current maturities of long-term debt	$509,821	$51,215
Current maturities of capital lease obligations	18,663	24,372
Accounts payable	1,849,849	664,690
Accrued expenses and other current liabilities	774,950	354,052
Current portion of deferred revenue	2,493,407	2,304,693
Current portion of deferred rent	62,870	27,175
Total current liabilities	5,709,560	3,426,197

Long-term debt, less current maturities	2,099,043	1,946,364
Capital lease obligations, less current maturities	20,561	16,130
Deferred revenue, net of current portion	-	150,000
Deferred rent, net of current portion	1,279,058	1,187,916
Tenant security deposit payable	103,000	60,000
Excess of losses over equity investment	66,693	24,420
	9,277,915	6,811,027

Commitments and contingencies

Members' deficiency	(1,113,605)	(112,757)
	$8,164,310	$6,698,270

See notes to combined financial statements and Report of Independent Registered Public Accounting Firm.

KIDVILLE, NY, LLC AND AFFILIATES

COMBINED STATEMENTS OF OPERATIONS

	Six Months Ended June 30,
	2008	2007

Revenues	$5,832,144	$5,046,377

Costs and expenses
Operating expenses	4,251,291	3,341,842
Cost of goods sold	565,454	469,111
Selling, general and administrative expenses	1,537,721	1,296,495
Depreciation and amortization	512,488	371,520
	6,866,954	5,478,968

Operating loss	(1,034,810)	(432,591)

Interest income	243	3,167
Interest expense	(111,240)	(87,892)
Loss from equity investment	(18,509)	(23,766)

Net loss	$(1,164,316)	$(541,082)

See notes to combined financial statements and Report of Independent Registered Public Accounting Firm.

KIDVILLE, NY, LLC AND AFFILIATES

COMBINED STATEMENTS OF CHANGES IN MEMBERS' EQUITY (DEFICIENCY)

Members' equity, January 1, 2007	$409,741
Contributions	150,000
Distributions	(131,416)
Net loss	(541,082)
Members' deficiency, June 30, 2007	$(112,757)

Members' deficiency, January 1, 2008	$(1,149,289)
Contributions	1,200,000
Net loss	(1,164,316)
Members' deficiency, June 30, 2008	$(1,113,605)

See notes to combined financial statements and Report of Independent Registered Public Accounting Firm.

KIDVILLE, NY, LLC AND AFFILIATES

COMBINED STATEMENTS OF CASH FLOWS

	Six Months Ended June 30,
	2008	2007
Cash flows from operating activities
Net loss	$(1,164,316)	$(541,082)
Adjustments to reconcile net loss to net cash
used in operating activities
Depreciation and amortization	512,488	371,520
Deferred rent	20,132	4,737
Loss from equity investment	18,509	23,766
Changes in assets and liabilities
Inventories	(2,518)	75,669
Prepaid expenses and other current assets	(165,360)	(222,610)
Other assets	13,765	(58,666)
Accounts payable	429,516	(80,977)
Accrued expenses and other current liabilities	246,894	177,542
Deferred revenue	(704,996)	(248,131)
Net cash used in operating activities	(795,886)	(498,232)

Cash flows from investing activities
Acquisition of property and equipment	(285,373)	(74,545)
Software and website development costs	(201,551)	-
Due from members	10,639	(2,989)
Net cash used in investing activities	(476,285)	(77,534)

Cash flows from financing activities
Prepaid merger costs	(25,000)	-
Proceeds from notes payable	-	300,000
Repayment of notes payable	(24,807)	(18,803)
Repayment of capital lease obligations	(16,058)	(10,102)
Contributions by members	1,200,000	150,000
Distribution to members	-	(131,416)
Net cash provided by financing activities	1,134,135	289,679

Net decrease in cash	(138,036)	(286,087)

Cash, beginning of period	603,238	638,103
Cash, end of period	$465,202	$352,016

Supplemental cash flow disclosures
Interest expense	$34,921	$73,597

KIDVILLE, NY, LLC AND AFFILIATES

COMBINED STATEMENTS OF CASH FLOWS (Continued)

	Six Months Ended June 30,
	2008	2007
Noncash investing and financing activities

Acquisition of property and equipment financed by
capital lease obligations	2,770	14,228
Unpaid additions to property and equipment included in
accounts payable and accrued expenses	376,223	356,316
Unpaid additions to website and software costs included in
accounts payable and accrued expenses	68,014	11,990
Prepaid merger costs included in accounts payable	219,620	-

See notes to combined financial statements and Report of Independent Registered Public Accounting Firm.

KIDVILLE, NY, LLC AND AFFILIATES

NOTES TO COMBINED FINANCIAL STATEMENTS

1 - NATURE OF BUSINESS AND BASIS FOR PRESENTATION

Nature of Business
Kidville, NY, LLC and Affiliates (collectively, "Kidville", the "Company", "us" or "we") operate large upscale facilities that cater to newborns through five-year-olds and their families. Kidville offers a wide range of developmental classes such as Little Maestros, Run Wiggle Paint & Giggle, Big Muscles for Little Babies, Kidville Tumblers, and Kidville University (Kidville's Pre-School Alternative Program). Kidville also features an indoor playground, a retail boutique and the Kidville Salon.  Kidville also operates Kidville Annex locations that feature a selection of Kidville offerings.

Basis for Presentation
The combined balance sheets as of June 30, 2008 and 2007, and the combined statements of operations, changes in members' equity (deficiency) and cash flows for the six months then ended include the accounts of Kidville, NY, LLC; Kidville UWS, LLC; Kidville Park Slope, LLC; Kidville Tribeca, LLC; Kidville Entertainment, LLC; Kidville Media, LLC; Kidville Franchise Company, LLC; Kidville DC, LLC; Kidville Summerlin, LLC and Kidville Payroll, LLC.

2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates
Management uses estimates and assumptions in preparing financial statements.  Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and reported revenues and expenses.  Actual results could differ from those estimates.

Revenues
The Company's revenues are derived from providing early childhood development classes for children ranging from newborns to five-year-olds, an indoor playground, birthday parties, retail/boutique sales and salon services.  Revenues are recognized as earned.

Deferred Revenue
Deferred revenue consists of fees for classes received in advance of the upcoming semesters.  Each semester is four months.  Revenue is recognized over the term of the semester once it begins.  The Company has specific refund policies for the various classes or services.  Management has determined that no accruals for refunds were required at June 30, 2008 and 2007.

Principles of Combination
The combined financial statements include the accounts of Kidville, NY, LLC and its affiliates, which are affiliated through common ownership. All significant intercompany balances and transactions have been eliminated in combination.

KIDVILLE, NY, LLC AND AFFILIATES

NOTES TO COMBINED FINANCIAL STATEMENTS

2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Cash and Cash Equivalents
We consider all short-term investments with a maturity of six months or less from the date of purchase to be cash equivalents.

Cash balances in banks are insured by the Federal Deposit Insurance Corporation subject to certain limitations.

Inventories
Inventories are stated at the lower of cost, determined by a gross profit percentage valuation method, or market and consist principally of children's clothing, toys, games, food, beverages and birthday party items.

Depreciation and Amortization
Depreciation, including depreciation of assets held under capital leases, is computed primarily using the straight-line method over the estimated useful asset lives of five to seven years.  Leasehold improvements are amortized using the straight-line method over the term of the leases or estimated useful lives, whichever is shorter.

Software and Website Development Costs
Software and website development costs are capitalized in accordance with Statement of Position 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use," and are amortized using the straight-line method based on an estimated useful life of three years.

Deferred Financing Costs
Deferred financing costs are included in other assets and are amortized using the straight-line method over the term of the related debt.  Amortization expense was $446 and $891 for the six months ended June 30, 2008 and 2007, respectively.

Impairment of Long-Lived Assets
We periodically review the carrying value of our long-lived assets in relation to historical results, as well as management's best estimate of future trends, events and overall business climate. If such reviews indicate an issue as to whether the carrying value of such assets may not be recoverable, we will then estimate the future cash flows generated by such assets (undiscounted and without interest charges). If such future cash flows are insufficient to recover the carrying amount of the assets, then impairment is triggered and the carrying value of any impaired assets would then be reduced to fair value.

KIDVILLE, NY, LLC AND AFFILIATES

NOTES TO COMBINED FINANCIAL STATEMENTS

2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Equity Investment
The Company uses the equity method to account for its investments with ownership between 20% and 50% when it does not exercise a controlling interest. Under the equity method, the Company recognizes in earnings its proportionate share of the income or loss of the investee.  The Company has an investment of 33% in Little Maestros Media LLC with joint control, and the Company is responsible for funding any losses incurred in excess of its equity investment.  The Company and Little Maestros LLC, both members of Little Maestros Media LLC, are in a joint venture to develop media properties.

Fair Value of Financial Instruments
Statement of Financial Accounting Standards ("SFAS") No. 107, "Disclosures About Fair Value of Financial Instruments", as amended, requires certain entities to disclose the fair value of specified financial instruments for which it is practicable to estimate that value.  The carrying values of current assets and current liabilities approximate fair values due to their short-term nature.  Except for the note payable to a member that bears interest at 1.98%, the carrying values of the notes payable and capital lease obligations approximate their fair values because their interest rates reflect the borrowing rates currently available to the Company for instruments with similar terms.  It was impracticable to estimate the fair value of the note payable to a member that bears interest at 1.98%.  There is no market for the Company's equity method investment and it was impracticable to estimate its fair value.

Rent Expense
The leases for the Company's facilities are classified as operating leases in accordance with the provisions of SFAS No. 13, "Accounting for Leases".  One of these provisions requires the recognition of scheduled rent increases and deferred rent concessions on a straight-line basis over the lease term.  Included in rent expense is an adjustment to increase rent by $20,132 and $4,737 for the six months ended June 30, 2008 and 2007, respectively.

In accordance with SFAS No. 13, the Company capitalizes its equipment leases.

Advertising
We expense the costs of general advertising, promotion and marketing programs at the time those costs are incurred. Advertising expense was $179,732 and $158,632 for the six months ended June 30, 2008 and 2007, respectively.

KIDVILLE, NY, LLC AND AFFILIATES

NOTES TO COMBINED FINANCIAL STATEMENTS

2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes
The Company is not a taxpaying entity for income tax purposes and, accordingly, no provision has been made for income taxes.  The members' allocable shares of the Company's taxable income or loss are reportable on their income tax returns.  The Company is subject to New York City unincorporated business tax.

As a result of the reverse acquisition that occurred on August 11, 2008 (see Note 11), the Company will be a taxpaying entity for tax purposes.  The Company will apply the asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities will be computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates for the periods in which the differences are expected to affect taxable income. Valuation allowances will be established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

At June 30, 2008 and 2007, the Company's estimated deferred income tax asset would have been comprised of the tax benefit associated with the following items based on the statutory tax rates currently in effect if the reverse acquisition had occurred on January 1, 2008 and 2007, respectively:

	June 30,
	2008	2007

Net operating loss carryforwards	$1,164,000	$541,000

Deferred income tax asset	396,000	184,000
Valuation allowance	(396,000)	(184,000)
Deferred income tax asset, net	$-0-	$-0-

The Company believes that it is more likely than not that the deferred tax assets will not be realized and, accordingly, have therefore provided a valuation allowance in the table above equal to the entire amount of the deferred tax assets.

Because the Company would have had a net operating loss carryforward, the Company would not have recorded a provision for income taxes related to its pretax income.

Presentation of Sales Taxes
The Company collects sales taxes from customers and remits them to the applicable taxing authority.  The Company's accounting policy is to exclude these taxes from revenues.

KIDVILLE, NY, LLC AND AFFILIATES

NOTES TO COMBINED FINANCIAL STATEMENTS

3 - PROPERTY AND EQUIPMENT

Property and equipment consist of:

	June 30,
	2008	2007

Equipment	$774,625	$573,181
Furniture and fixtures	698,166	616,247
Leasehold improvements	6,974,718	5,560,125
	8,447,509	6,749,553
Less - Accumulated depreciation and amortization
	2,104,186	1,189,282
	$6,343,323	$5,560,271

Depreciation and amortization expense was $477,267 and $370,029 for the six months ended June 30, 2008 and 2007, respectively.

At June 30, 2008 and 2007, assets with a cost of approximately $112,000 and $82,000 and accumulated depreciation of approximately $46,000 and $24,000, respectively, were held under capital leases.

4 - SOFTWARE AND WEBSITE DEVELOPMENT COSTS

Software and website development costs consist of:

	June 30,
	2008	2007

Software	$26,990	$11,990
Website development costs	320,953	-
	347,943	11,990
Less - Accumulated amortization	43,063	600
	$304,880	$11,390

Amortization expense was $34,775 and $600 for the six months ended June 30, 2008 and 2007, respectively.

KIDVILLE, NY, LLC AND AFFILIATES

NOTES TO COMBINED FINANCIAL STATEMENTS

5 - ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

Accrued expenses and other current liabilities are comprised of the following:

	June 30,
	2008	2007

Accrued interest	$211,840	$63,171
Accrued payroll	189,026	103,169
Sales tax payable	96,779	10,067
Other	277,305	177,645
	$774,950	$354,052

6 - LONG-TERM DEBT

Long-term debt consists of the following:

	June 30,
	2008	2007

Notes payable to members

Bears interest at 6.75% and matures on October 20, 2008 (a)	$450,000	$450,000

Bears interest at 8.25% and matures on October 20, 2009 (a)	500,000	500,000

Bears interest at 8.25% and matures on February 6, 2010 (a)	100,000	100,000

Bears interest at 8.25% and matures on February 14, 2010 (a)	322,500	100,000

Bears interest at 8.25% and matures on April 19, 2010 (a)	465,000	100,000

Bears interest at 1.98% and matures on January 1, 2010 (b)	100,000	100,000

Bears interest at 8.25% and matures on February 8, 2010 (b)	75,000	-
	2,012,500	1,350,000

KIDVILLE, NY, LLC AND AFFILIATES

NOTES TO COMBINED FINANCIAL STATEMENTS

6 - LONG-TERM DEBT (Continued)

	June 30,
	2008	2007

Small Business Administration loan payable, bears interest at prime plus 2.75%, adjusted on a quarterly basis, payable in 120 equal consecutive monthly installments of principal and interest, matures in February 2015, secured by Kidville UWS, LLC's assets and guaranteed by certain members of Kidville	$596,364	$647,579
	2,608,864	1,997,579
Less - Current maturities	509,821	51,215
Long-term debt, less current maturities	$2,099,043	$1,946,364

(a)	These member loans are secured by a subordinated interest in the Company's property and business and limited guarantees of two members.

(b)	These member loans are secured by a subordinated interest in the Company's property and business.

Interest expense for the above loans was $105,384 and $81,553 for the six months ended June 30, 2008 and 2007, respectively.

Approximate maturities of long-term debt are as follows:

Year Ending
June 30,

2009	$510,000
2010	1,622,000
2011	65,000
2012	71,000
2013	79,000
Thereafter	262,000
$2,609,000

KIDVILLE, NY, LLC AND AFFILIATES

NOTES TO COMBINED FINANCIAL STATEMENTS

7 - CAPITAL LEASE OBLIGATIONS

The Company entered into various capital lease agreements.  These equipment leases require monthly payments ranging from $78 to $1,303, including interest.

Future minimum payments required under these capital leases are as follows:

Year Ending
June 30,

2009	$26,155
2010	20,256
2011	3,219
Total approximate minimum lease payments	49,630
Less - Amount representing interest	10,406
39,224
Less - Current obligations under capital leases	18,663
Long-term obligations under capital leases	$20,561

Interest expense for the capital lease obligations was $5,856 and $6,339 for the six months ended June 30, 2008 and 2007, respectively.

8 - FAIR VALUE MEASUREMENTS

In the first quarter of 2008, the Company adopted SFAS No. 157, "Fair Value Measurements", for financial assets and liabilities. Management elected the deferral option available for one year for non-financial assets and liabilities.  This standard defines fair value, provides guidance for measuring fair value and requires certain disclosures. This standard does not require any new fair value measurements, but discusses valuation techniques, such as the market approach (comparable market prices), the income approach (present value of future income or cash flows) and the cost approach (cost to replace the service capacity of an asset or replacement cost).

As permitted, the Company chose not to elect the fair value option as prescribed by SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities - Including an Amendment of FASB Statement No. 115", for its financial assets and liabilities that had not been previously carried at fair value. Therefore, material financial assets and liabilities not carried at fair value, such as the note payable to member that bears interest at 1.98% and the equity investment, are reported at their carrying values.

KIDVILLE, NY, LLC AND AFFILIATES

NOTES TO COMBINED FINANCIAL STATEMENTS

8 - FAIR VALUE MEASUREMENTS (Continued)

The Company's financial assets and liabilities subject to recurring fair value measurements and the necessary disclosures are as follows:

			Fair Value Measurements at June 30,
	At June 30, 2008		2008 Using Fair Value Hierarchy
	Cost	Fair Value	Level 1	Level 2	Level 3
Liabilities
Notes payable to members	$1,912,500	$1,912,500	$-	$1,912,500	$-
Small Business Administration loan payable	596,364	596,364	-	596,364	-
Capital lease obligations	39,224	39,224	-	39,224	-
	$2,548,088	$2,548,088	$-0-	$2,548,088	$-0-

The financial liabilities measured at fair value using Level 2 inputs at June 30, 2008, were previously reported as using Level 1 inputs.

9 - RELATED PARTY TRANSACTIONS

One of our locations is leased from an affiliate of a member, under a lease which expires on April 30, 2015 (see Note 10). Rent for such location was $315,938 and $309,743 for the six months ended June 30, 2008 and 2007, respectively.

The Company incurred interest of $76,319 and $44,670 related to notes payable to members (see Note 6) during the six months ended June 30, 2008 and 2007, respectively.

KIDVILLE, NY, LLC AND AFFILIATES

NOTES TO COMBINED FINANCIAL STATEMENTS

10 - COMMITMENTS AND CONTINGENCIES

Lease Arrangements
The Company is obligated under six leases for its facilities, all of which include provisions for additional rental payments for real estate taxes and expire between August 31, 2014 and     August 31, 2019. Approximate minimum future annual rentals payable under these leases are as follows:

Year Ending
June 30,

2009	$2,104,000
2010	2,559,000
2011	2,700,000
2012	2,796,000
2013	2,864,000
Thereafter	10,711,000
$23,734,000

Rent expense was $867,901 and $687,096 for the six months ended June 30, 2008 and 2007, respectively.

The Company has outstanding letters of credit of approximately $983,000 as security deposits on leased premises, which are guaranteed by an affiliate of a member.

The Company subleases a portion of one its facilities under an operating lease, which includes a provision for additional rental payments for real estate taxes.  Minimum future annual rentals to be received under the noncancelable operating lease are approximately as follows:

Year Ending
June 30,

2009	$252,000
2010	259,000
2011	267,000
2012	275,000
2013	283,000
Thereafter	1,020,000
$2,356,000

Rental income was $143,183 and $120,000 for the six months ended June 30, 2008 and 2007, respectively.

KIDVILLE, NY, LLC AND AFFILIATES

NOTES TO COMBINED FINANCIAL STATEMENTS

10 - COMMITMENTS AND CONTINGENCIES (Continued)

Consulting, Administrative Services and Licensing Agreement
The Company has an agreement with an entity for the development of certain classes and the right to operate those classes.  This agreement, which is for a term of five years and expires on December 31, 2011, provides for a base annual consideration of $1,075,000, payable in monthly installments.

Maryland Location
The Company has a construction commitment to build out the Maryland location at an estimated cost of $758,000 less a landlord allowance of approximately $214,000.  The estimated cost to completion is $448,000.

Legal Proceedings
The Company is a party to various legal proceedings and administrative actions, all arising in the ordinary course of business.  Although it is impossible to predict the outcome of any such claims or legal proceedings, the Company believes any liability that may finally be determined should not have a material effect on its combined financial position, results of operations or cash flows.

11 - SUBSEQUENT EVENT

Kidville Holdings, LLC ("Holdings"), the holding company of Kidville, which was formed on April 14, 2008, entered into an agreement under which various investors will purchase from Holdings, for total consideration of $10 million, membership interests in aggregate equal to 25% of the outstanding membership interests in Holdings.  On July 14, 2008, the membership interests of Kidville were transferred to Holdings and Holdings completed the sale of 25% of its outstanding membership interests.  The Company used approximately $3.3 million to retire its long-term debt and accrued interest and for the redemption of Series A Preferred units of Kidville Franchise Company, LLC.

On August 11, 2008, Longfoot Communications Corp. ("Longfoot"), a Delaware corporation, consummated its acquisition of Holdings, a Delaware limited liability company, pursuant to the Merger Agreement, dated July 14, 2008, by and among Longfoot, Holdings and Kidville Merger Corp., Inc., a Delaware corporation and Longfoot's wholly owned subsidiary ("Merger Sub").  In accordance with the Merger Agreement, Holdings merged with and into Merger Sub, with Holdings as the surviving corporation and as Longfoot's wholly owned subsidiary.  The merger will be accounted for as a reverse acquisition whereby Holdings will be treated as the acquirer for accounting purposes since it will control the combined enterprise.

UNAUDITED PRO FORMA

CONDENSED FINANCIAL STATEMENTS

The following unaudited pro forma condensed balance sheet as of June 30, 2008 was prepared as if the merger was effective as of such date. The unaudited pro forma condensed statement of operations for the six months ended June 30, 2008 was prepared as if the merger was effective as of January 1, 2008. The consolidated balance sheet as of March 31, 2008 and the statement of operations for the six months then ended of Longfoot Communications Corp. (“Longfoot”) was used for pro forma purposes, as that is Longfoot’s fiscal second quarter.

The unaudited pro forma condensed financial statements should be read in conjunction with the unaudited historical combined financial statements and notes thereto included herein for Kidville, NY, LLC and Affiliates (“Kidville” or the “Company” or “we” or “us” or “our”) and the unaudited consolidated historical financial statements of Longfoot. The pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of the future financial position or future results of operations of the combined enterprise after the Merger of Longfoot with Kidville, or of the financial position or results of operations of the combined enterprise that would have actually occurred had the Merger been effected as of the dates described above. The Merger will be accounted for as a reverse acquisition wherein Kidville will be treated as the acquirer for accounting purposes since it will control the combined enterprise.

Condensed Pro Forma Balance Sheet as of June 30, 2008 (Unaudited)

ASSETS	Accounting Acquirer Kidville	Legal Survivor Longfoot	Pro Forma Adjustments	Notes	Pro Forma Balance Sheet
Current Assets
Cash	$465,202	$63,986	$9,560,000	(A)	$6,880,984
			(387,500)	(B)
			(2,820,704)	(C), (I)
Inventories	190,618	—	—		190,618
Prepaid merger costs	244,620	—	(244,620)	(H)	——
Prepaid expenses and other current assets	566,240	14,196	—		580,436

Total current assets	1,466,680	78,182	6,107,176		7,652,038

Property and equipment — net	6,343,323	—	—		6,343,323
Software and website development costs — net	304,880	—	—		304,880
Other assets	49,427	—	—		49,427

	$8,164,310	$78,182	$6,107,176		$14,349,668

Condensed Pro Forma Balance Sheet as of June 30, 2008 (Unaudited) (continued)

LIABILITIES AND STOCKHOLDERS’ EQUITY	Accounting Acquirer Kidville	Legal Survivor Longfoot	Pro Forma Adjustments	Notes		Pro Forma Balance Sheet
Current Liabilities
Current maturities of long-term debt	$509,821	$—	$(509,821)	(C	)	$—
Current maturities of capital lease obligations	18,663	—	—			18,663
Accounts payable	1,849,849	—	—			1,849,849
Accrued expenses and other current liabilities	774,950	11,053	(211,840)	(I	)	574,163
Current portion of deferred revenue	2,493,407	—	—			2,493,407
Current portion of deferred rent	62,870	—	—			62,870

Total current liabilities	5,709,560	11,053	(721,661)			4,998,952

Long-term debt, less current maturities	2,099,043	—	(2,099,043)	(C	)	—
Capital leases obligations, less current maturities	20,561	—	—			20,561
Deferred rent, net of current portion	1,279,058	—	—			1,279,058
Tenant security deposit payable	103,000	—	—			103,000
Excess of losses over equity investment	66,693	—	—			66,693

	9,277,915	11,053	(2,820,704)			6,468,264

Stockholders’ equity
Common stock	—	3,330	88,677	(D	)	89,800
			(2,207)	(E	)
Additional paid-in capital	—	665,782	(88,677)	(D	)	(22,671)
			2,207	(E	)
			(601,983)	(F	)

Members’ equity (deficiency)/Accumulated deficit)/ Retained earnings	(1,113,605)	(601,983)	9,560,000	(A	)	7,814,275
			(387,500)	(B	)
			601,983	(F	)
			(244,620)	(H	)

	(1,113,605)	67,129	8,927,880			7,881,404

	$8,164,310	$78,182	$6, 107,176			$14,349,668

 Condensed Pro Forma Statements of Operations for the six months ended June 30, 2008 (Unaudited)

	Accounting Acquirer Kidville	Legal Survivor Longfoot	Pro Forma Adjustments	Notes		Pro Forma Statement of Operations
Revenues	$5,832,144	$—	$—			$5,832,144

Costs and expenses
Cost of goods sold	565,454	—	—			565,454
Selling, general and administrative expenses	1,537,721	28,756	305,000	(G	)	2,606,477
			430,000	(H	)
			305,000	(J	)
Operating expenses	4,251,291	—	—			4,251,291
Depreciation and amortization	512,488	—	—			512,488

	6,866,954	28,756	1,040,000			7,935,710

Operating loss	(1,034,810)	(28,756)	(1,040,000)			(2,103,566)

Loss from discontinued operations	—	(73,274)	—			(73,274)

Interest expense, net	(110,997)	—	105,384	(I	)	(5,613)
Beneficial conversion cost	—	(14,935)	—			(14,935)
Income (loss) from equity investment	(18,509)	—	—			(18,509)

Loss before income tax benefit	(1,164,316)	(116,965)	(934,616)			(2,215,897)
Income tax (benefit)	—	1,600	(887,959)	(K	)	(886,359)

Net loss	$(1,164,316)	$(118,565)	$(46,657)			$(1,329,538)

Net loss per common share, basic and diluted						$(0.01)

Weighted average number of common shares outstanding, basic and diluted						89,799,920

NOTES TO THE CONDENSED PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

     As a result of the merger, Kidville became Longfoot’s wholly-owned subsidiary and the security holders of Kidville received an aggregate of 88,677,422 shares of our common stock. As a result of the merger and the issuance of stock to the security holders of Kidville, the former security holders of Kidville held approximately 75% of Longfoot’s outstanding common stock immediately after the merger. Accounting principles generally accepted in the United States generally require that a company whose security holders retain the majority voting interest in the combined business be treated as the acquirer for financial reporting purposes. The acquisition was accounted for as a reverse acquisition whereby Kidville was deemed to be the “accounting acquirer.”

(A)	To record the sale of 25% of the outstanding membership interests in Kidville for a total consideration of $10 million, net of the related capital raise expenses of approximately $440,000

(B)	To record the redemption of Kidville Series A Preferred units.

(C)	To reflect the retirement of Kidville’s debt and accrued interest.

(D)	To record the issuance of 88,677,422 shares of common stock in the reverse acquisition.

(E)	To record the recapitalization of Longfoot’s common stock to additional paid-in-capital.

(F)	To record the recapitalization of Longfoot’s accumulated deficit to additional paid-in-capital.

(G)
The pro forma adjustments to general and administrative expenses represent the estimated pro forma impact of the incremental cost of salaries and related cost to the management team of Kidville, although no formal employment contracts are signed. These expenses were not incurred on a historical basis and we did not receive any historical benefits in terms of revenue generation or operating management, for these expenses in the historical periods presented herein.

(H)
The pro forma adjustments to general and administrative expenses represent the estimated pro forma impact of the incremental cost of professional fees related to the transaction and the estimated public company costs the Company expects to incur.

(I)	The pro forma adjustments to interest expense reflect the pro forma decremental interest expense associated with loan obligations as if the loan amounts were paid off in the beginning of the year.

(J)
The pro forma adjustments to general and administrative expenses represent the estimated pro forma impact of the incremental cost of stock-based compensation to the employees of Kidville. These expenses were not incurred on a historical basis and we did not receive any historical benefits in terms of revenue generation or operating management, for these expenses in the historical periods presented herein.

(K)	The provision for income tax “Pro Forma Adjustment” outlined above reflects the estimated net historical tax impact of the pro forma expense increase assuming a 40% effective tax rate.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2008
            Kidville

            /s/ Andy Stenzler
            Andy Stenzler
            Chairman and Chief Executive Officer